UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2010

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Georgia Avenue, Chattanooga, Tennessee 37402

(Address of principal executive offices)           (zip code)

(423) 385-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2010, at the 2010 Annual Shareholders Meeting (the “2010 Annual Meeting”) of Cornerstone Bancshares, Inc. (the “Company”), the Company’s shareholders approved an amendment to the Company’s charter to increase the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares. The charter amendment had previously been approved and recommended to the shareholders by the Board of Directors and submitted to a vote of the shareholders at the 2010 Annual Meeting. The charter amendment became effective on May 4, 2010, upon the filing with the Secretary of State of the State of Tennessee of the Articles of Amendment filed as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Shareholders Meeting (the “2010 Annual Meeting”) of Cornerstone Bancshares, Inc. (the “Company”) was held on April 29, 2010. Set forth below are the matters that were voted upon by the shareholders at the 2010 Annual Meeting, all of which are more fully described in the Company’s 2010 proxy statement, and the final voting results for each such matter.

1.           Election of Directors.  The ten nominees listed below were elected to serve on the Board of Directors for a term expiring in 2011 as follows:

Director	For	Abstentions	Broker Non-Votes
B. Kenneth Driver	3,418,304	276,102	0
Karl Fillauer	3,418,304	276,102	0
David G. Fussell	3,418,304	276,102	0
Nathaniel F. Hughes	3,418,285	276,122	0
Lawrence D. Levine	3,417,606	276,800	0
Frank S. McDonald	3,413,925	280,481	0
Doyce G. Payne, M.D.	3,408,076	286,330	0
Wesley M. Welborn	3,417,606	276,800	0
Billy O. Wiggins	3,422,341	272,065	0
Marsha Yessick	3,208,979	485,428	0

2.           Ratification of Appointment of Independent Registered Public Accounting Firm.  The appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved as follows:

For	5,259,692
Against	8,653
Abstentions	10,286
Broker Non-Votes	0

3.           Approval of Charter Amendment.  An amendment to the Company’s charter to increase the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares was approved as follows:

For	4,865,747
Against	381,152
Abstentions	31,727
Broker Non-Votes	5

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

3.1	Articles of Amendment to the Amended and Restated Charter, as amended, of Cornerstone Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

Date: May 5, 2010	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Amended and Restated Charter, as amended, of Cornerstone Bancshares, Inc.